INVESCO EUROPEAN SMALL COMPANY                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER:        811-1540
SERIES NO.:         18

72DD.                        1 Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                            $ 2,906
                             2 Dividends for a second class of open-end company shares
                                 (000's Omitted)
                               Class B                                            $    22
                               Class C                                            $   354
                               Class Y                                            $ 3,959

73A.                           Payments per share outstanding during the entire current
                                 period: (form nnn.nnnn)
                             1 Dividends from net investment income
                               Class A                                            $0.1864
                             2 Dividends for a second class of open-end company shares
                                 (form nnn.nnnn)
                               Class B                                            $0.1181
                               Class C                                            $0.1181
                               Class Y                                            $0.2087

74U.                         1 Number of shares outstanding (000's Omitted)
                               Class A                                             16,386
                             2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                192
                               Class C                                              3,108
                               Class Y                                             20,414

74V.                         1 Net asset value per share (to nearest cent)
                               Class A                                            $ 12.55
                             2 Net asset value per share of a second class of open-end
                                 company shares (to nearest cent)
                               Class B                                            $ 11.76
                               Class C                                            $ 11.78
                               Class Y                                            $ 12.60

INVESCO INTERNATIONAL SMALL COMPANY FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER:        811-1540
SERIES NO.:         19

72DD.                        1 Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                            $ 1,374
                             2 Dividends for a second class of open-end company shares
                                 (000's Omitted)
                               Class B                                            $     6
                               Class C                                            $    78
                               Class Y                                            $   995
                               Class R5                                           $   390
                               Class R6                                           $   738

73A.                           Payments per share outstanding during the entire current
                                 period: (form nnn.nnnn)
                             1 Dividends from net investment income
                               Class A                                            $0.1881
                             2 Dividends for a second class of open-end company shares
                                 (form nnn.nnnn)
                               Class B                                            $0.0663
                               Class C                                            $0.0663
                               Class Y                                            $0.2314
                               Class R5                                           $0.2513
                               Class R6                                           $0.2678

74U.                         1 Number of shares outstanding (000's Omitted)
                               Class A                                              7,738
                             2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                103
                               Class C                                              1,227
                               Class Y                                              3,920
                               Class R5                                             1,622
                               Class R6                                             2,489

74V.                         1 Net asset value per share (to nearest cent)
                               Class A                                            $ 15.42
                             2 Net asset value per share of a second class of open-end
                                 company shares (to nearest cent)
                               Class B                                            $ 14.75
                               Class C                                            $ 14.76
                               Class Y                                            $ 15.43
                               Class R5                                           $ 15.30
                               Class R6                                           $ 15.30

INVESCO SMALL CAP EQUITY FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER:        811-1540
SERIES NO.:         21

74U.                         1 Number of shares outstanding (000's Omitted)
                               Class A                                             40,451
                             2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                                462
                               Class C                                              5,306
                               Class R                                              6,427
                               Class Y                                             28,074
                               Class R5                                            10,503
                               Class R6                                             6,369

74V.                         1 Net asset value per share (to nearest cent)
                               Class A                                            $ 13.43
                             2 Net asset value per share of a second class of open-end
                                 company shares (to nearest cent)
                               Class B                                            $ 11.23
                               Class C                                            $ 11.22
                               Class R                                            $ 12.77
                               Class Y                                            $ 13.76
                               Class R5                                           $ 14.52
                               Class R6                                           $ 14.57

INVESCO GLOBAL CORE EQUITY FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2015
FILE NUMBER :       811-1540
SERIES NO.:         23

72DD.                        1 Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                                            $ 5,722
                             2 Dividends for a second class of open-end company shares
                                 (000's Omitted)
                               Class B                                            $    25
                               Class C                                            $   107
                               Class R                                            $     5
                               Class Y                                            $   175
                               Class R5                                           $     2

73A.                           Payments per share outstanding during the entire current
                                 period: (form nnn.nnnn)
                             1 Dividends from net investment income
                               Class A                                            $0.0926
                             2 Dividends for a second class of open-end company shares
                                 (form nnn.nnnn)
                               Class B                                            $0.0142
                               Class C                                            $0.0142
                               Class R                                            $0.0669
                               Class Y                                            $0.1230
                               Class R5                                           $0.1381

74U.                         1 Number of shares outstanding (000's Omitted)
                               Class A                                             62,077
                             2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                                              1,728
                               Class C                                              7,529
                               Class R                                                 79
                               Class Y                                              1,396
                               Class R5                                                14

74V.                         1 Net asset value per share (to nearest cent)
                               Class A                                            $ 13.19
                             2 Net asset value per share of a second class of open-end
                                 company shares (to nearest cent)
                               Class B                                            $ 12.57
                               Class C                                            $ 12.60
                               Class R                                            $ 13.18
                               Class Y                                            $ 13.18
                               Class R5                                           $ 13.35